united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

Item 1. Reports to Stockholders.

CANE ALTERNATIVE STRATEGIES FUND

Annual Report
June 30, 2018

Investor Information: 1-855-382-6455

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Cane Alternative Strategies Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Cane Alternative Strategies Fund (the “Fund”) seeks capital appreciation through making long and short investments in fixed income, currency, equity and commodity markets primarily in a portfolio of equities and futures contracts and futures-related instruments, swaps and options. The Fund’s adviser, Cane Capital Management, LLC (the “Adviser”), utilizes a proprietary quantitative model, deriving inputs from financial data, to identify securities exhibiting particular traits that indicate the potential for outperformance. The Adviser is not limited by industry or sector, but does limit its selection to the top 1,000 U.S. companies as defined by market capitalization.

The Adviser’s process uses a combination of economic analysis and quantitative market dynamics to determine investment strategies, which are implemented through (i) long positions in equities or (ii) taking long or short positions in the other types of securities described above. The Adviser’s risk management approach uses statistical processes in seeking to truncate downside risk. The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly- owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Adviser anticipates allocating approximately 25% of Fund assets to the Subsidiary. However, as market conditions change, ranges may change.

The Fund’s portfolio will generally hold combination of foreign (including emerging markets) and domestic equities (of any market capitalization), fixed income (of any maturity, duration or credit quality), currency and commodities. The Investment Manager monitors risk at the position, sector and portfolio levels. At the onset of each trade, a specific amount of risk is allocated to the trade. Throughout the life of the position, the Adviser monitors risk and adjusts position sizes if it deems necessary. The Adviser looks for non-correlation among the models and asset classes in which it trades.

Cane Alternative Strategies Fund, CDMIX, completed its conversion to a ’40 Act fund on August 29, 2014. For the period, June 30, 2017 thru June 30, 2018 the Fund’s Class I shares returned -1.23%.

Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

The sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

8066-NLD-8/28/2018

www.CaneFunds.com

8440 Jefferson Hwy, Suite 402 | Baton Rouge, LA 70809 | (225) 928-4200

Cane Alternative Strategies Fund
Portfolio Review (Unaudited)
June 30, 2018

Composition of the Change in Value of a $500,000 Investment (June 30, 2008 through June 30, 2018)

The Fund’s performance figures for the periods ending June 30, 2018, compared to its benchmark:

Cane Alternative Strategies	One	Five	Ten	Since	Since
Fund	Year	Years	Years	Inception*	Inception**
Class A	(1.44)%	—	—	0.34%	—
Class A with Load	(6.15)%	—	—	(1.20)%	—
Class I ***	(1.23)%	3.07%	2.06%	—	2.42%
S&P 500 Total Return Index ****	14.37%	13.42%	10.17%	10.54%	7.98%

*	Class A commenced operations on August 29, 2014. Returns greater than 1 year are annualized.

**	Class I (including historical performance of the Predecessor Fund) commenced operations on November 1, 2007.

***	The Fund is the successor to the Cane Global Master Fund, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by Cane Capital Management, LLC, and had substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on August 29, 2014. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to waive its fees and make payments to limit expenses of the Fund, until October 31, 2018, to ensure that the net annual fund operating expenses will not exceed 2.50% and 2.25%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated November 1, 2017, including underlying funds fees and expenses, but before any waivers, are 3.97% and 3.60% for Class A and Class I, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 4.75%. All shares are subject to a 1.00% fee if redeemed in less than 30 days of purchase. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855-382-6455.

Cane Alternative Strategies Fund
Portfolio Review (Unaudited) (Continued)
June 30, 2018

Portfolio Composition as of June 30, 2018 (Unaudited)

Percent of Net Assets
Common Stock
Consumer, Cyclical	6.79%
Financial	4.31%
Technology	3.55%
Communications	3.45%
Industrial	2.15%
Consumer, Non-Cyclical	1.70%
Basic Materials	0.50%
U.S. Government & Agency	10.93%
Short-Term Investments	5.50%
Other Assets Less Liabilities	61.12%
Net Assets	100.00%

Cane Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 22.45%
	AEROSPACE/DEFENSE - 0.61%
1,295	Spirit AeroSystems Holdings, Inc.	$111,254

	AIRLINES - 0.79%
1,800	American Airlines Group, Inc.	68,328
1,084	United Continental Holdings, Inc. *	75,587
		143,915
	APPAREL - 0.73%
1,993	Michael Kors Holdings Ltd. *	132,734

	BIOTECHNOLOGY - 0.44%
1,126	Gilead Sciences, Inc.	79,766

	CHEMICALS - 0.50%
831	LyondellBasell Industries NV	91,285

	COMMERCIAL SERVICES - 0.77%
3,301	H&R Block, Inc.	75,197
745	ManpowerGroup, Inc.	64,115
		139,312
	COMPUTERS - 1.46%
276	DXC Technology Co.	22,248
3,213	Hewlett Packard Enterprise Co.	46,942
1,689	NCR Corp. *	50,636
1,815	NetApp, Inc.	142,532
138	Perspecta, Inc.	2,836
		265,194
	DIVERSIFIED FINANCIAL SERVICES - 0.82%
591	Ameriprise Financial, Inc.	82,669
5,140	Navient Corp.	66,974
		149,643
	ELECTRONICS - 0.92%
2,746	Corning, Inc.	75,543
1,019	TE Connectivity Ltd.	91,771
		167,314
	HAND/MACHINE TOOLS - 0.42%
879	Lincoln Electric Holdings, Inc.	77,141

	INSURANCE - 2.74%
1,215	American International Group, Inc.	64,419
799	Assurant, Inc.	82,689
2,057	Assured Guaranty Ltd.	73,497
628	Travelers Companies, Inc.	76,830
2,001	Voya Financial, Inc.	94,047
1,878	XL Group Ltd.	105,074
		496,556
	INTERNET - 0.94%
2,466	Symantec Corp.	50,923
869	VeriSign, Inc. *	119,418
		170,341
	LEISURE PRODUCTS - 0.29%
1,257	Harley-Davidson, Inc.	52,895

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares				Value
	COMMON STOCK - 22.45% (Continued)
	LODGING - 0.60%
1,414	Hyatt Hotels Corp.			$109,090

	MEDIA - 1.94%
1,096	CBS Corp.			61,617
2,664	Discovery, Inc. *			73,260
14,658	Sirius XM Holdings, Inc.			99,235
2,357	Twenty-First Century Fox, Inc.			117,119
				351,231
	MISCELLANEOUS MANUFACTURING - 0.19%
2,543	General Electric Co.			34,610

	PHARMACEUTICALS - 0.49%
1,153	Express Scripts Holding Co. *			89,023

	REAL ESTATE INVESTMENT TRUST - 0.37%
1,186	Macerich Co.			67,400

	RETAIL - 4.40%
1,745	AutoNation, Inc. *			84,772
1,912	Bed Bath & Beyond, Inc.			38,097
1,570	Best Buy Co., Inc.			117,091
413	Domino’s Pizza, Inc.			116,536
588	McDonald’s Corp.			92,134
1,653	Nordstrom, Inc.			85,592
1,073	Signet Jewelers Ltd.			59,820
1,375	Target Corp.			104,665
1,188	Yum! Brands, Inc.			92,925
				791,632
	SAVINGS & LOANS - 0.38%
5,354	Investors Bancorp, Inc.			68,478

	SEMICONDUCTORS - 0.98%
1,952	Applied Materials, Inc.			90,163
1,100	Qorvo, Inc. *			88,187
				178,350
	SOFTWARE - 1.10%
441	Micro Focus International PLC - ADR			7,616
787	MSCI, Inc.			130,193
4,464	Nuance Communications, Inc. *			61,983
				199,792
	TELECOMMUNICATIONS - 0.57%
895	Motorola Solutions, Inc.			104,151

	TOTAL COMMON STOCK (Cost - $3,597,043)			$4,071,107

Principal		Interest Rate %	Maturity Date	Value
	U.S. GOVERNMENT & AGENCY - 10.93%
	U.S. TREASURY OBLIGATIONS - 10.93%
$2,000,000	United States Treasury Note	1.875%	12/31/2019	$1,982,383
	TOTAL U.S. GOVERNMENT & AGENCY (Cost - $1,995,732)

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Interest Rate %	Maturity Date	Value
	SHORT-TERM INVESTMENTS - 5.50%
	U.S. TREASURY BILL - 5.50%
$1,000,000	United States Treasury Bill	1.759% **	8/16/2018	$997,770
	TOTAL SHORT-TERM INVESTMENTS (Cost - $997,770)

	TOTAL INVESTMENTS - 38.88% (Cost - $6,590,545)			$7,051,260
	OTHER ASSETS LESS LIABILITIES - 61.12%			11,082,497
	TOTAL NET ASSETS - 100.00%			$18,133,757

^	All of part of this investment is a holding of CAS Fund Limited.

*	Non-income producing security.

**	Discount Rate at time of purchase.

ADR - American Depositary Receipt

LTD - Limited Company

PLC - Public Limited Company.

Unrealized Loss
SCHEDULE OF SWAPS
LONG SWAPS - (0.45) % ^
Total return swap with Societe Generale. The swap provides exposure to the total returns of the Cane Global Macro Index, a propriety index of Societe Generale. The Cane Global Macro Index features a basket of assets selected by Cane Capital Management, in accordance with their investment strategy, that is calculated on a daily basis with reference to Cane Global Macro Index. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap. The swap was effective in October 2015 with an open-ended termination date. In addition, the swap provides for an 0.50% + USD-LIBOR-BBA fee to Societe Generale and a minumum charge of $8,000 monthly. The swap is also subject to a $100,000 minimum transfer amount. The last swap payment occurred on January 31, 2018. (Notional Amount $8,043,190)	$(81,761)
TOTAL LONG SWAP CONTRACTS	$(81,761)

The following table represents the individual long and short postions and related values of futures held within the total return swap with Societe Generale, these investments are not a direct holding of Cane Alternatives Strategies Fund:

					Unrealized
Long Contracts		Counterparty	Strike Price	Maturity	Appreciation
	LONG CALL OPTIONS
100	CBOE Volatility Index (US)	Newedge UK Financial Ltd.	$30	August-18	$6,000
	NET UNREALIZED GAIN FROM OPEN LONG CALL OPTIONS

					Unrealized
			Notional		Appreciation/
Long Contracts		Counterparty	Value	Maturity	(Depreciation)
	OPEN LONG FUTURE CONTRACTS
15	2 YEAR TREASURY NOTE	Newedge UK Financial Ltd.	$3,177,422	September-18	$(11,484)
18	5 YEAR TREASURY NOTE	Newedge UK Financial Ltd.	2,045,109	September-18	(11,672)
11	AUSTRALIAN DOLLAR CME	Newedge UK Financial Ltd.	813,780	September-18	(7,260)
5	CANADIAN DOLLAR CME	Newedge UK Financial Ltd.	380,800	September-18	(625)
9	COTTON	Newedge UK Financial Ltd.	383,265	October-18	(1,680)
6	EURO BOBL ERX	Newedge UK Financial Ltd.	793,020	September-18	5,280
11	EURO BUND	Newedge UK Financial Ltd.	1,788,050	September-18	24,750
8	EURO FX	Newedge UK Financial Ltd.	1,173,650	September-18	9,100
8	EURO SCHATZ ERX	Newedge UK Financial Ltd.	896,680	September-18	960
2	GASOLINE BLENDSTOCK	Newedge UK Financial Ltd.	180,701	August-18	7,190
5	GOLD CMX	Newedge UK Financial Ltd.	627,250	August-18	(26,400)
4	HEATING OIL	Newedge UK Financial Ltd.	371,230	August-18	4,267
6	HIGH GRADE COPPER	Newedge UK Financial Ltd.	444,900	September-18	(6,225)
1	SUGAR NY	Newedge UK Financial Ltd.	13,720	October-18	291
9	US 10 YEAR NOTE	Newedge UK Financial Ltd.	1,081,688	September-18	(5,625)
	NET UNREALIZED LOSS FROM OPEN LONG FUTURE CONTRACTS				$(19,133)

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

					Unrealized
			Notional		Appreciation/
Short Contracts		Counterparty	Value	Maturity	(Depreciation)
	OPEN SHORT FUTURE CONTRACTS
9	BRITISH POUND CME	Newedge UK Financial Ltd.	$744,525	September-18	$3,825
4	CORN	Newedge UK Financial Ltd.	71,900	September-18	700
5	DOLLAR INDEX	Newedge UK Financial Ltd.	471,745	September-18	485
5	JAPANESE YEN CME	Newedge UK Financial Ltd.	566,719	September-18	1,563
2	NATURAL GAS	Newedge UK Financial Ltd.	58,480	August-18	(380)
4	NEW ZEALAND DOLLAR CME	Newedge UK Financial Ltd.	270,800	September-18	7,240
5	SOYBEANS	Newedge UK Financial Ltd.	220,000	November-18	2,750
4	SWISS FRANC CME	Newedge UK Financial Ltd.	507,750	September-18	(2,500)
4	WHEAT	Newedge UK Financial Ltd.	100,250	September-18	(2,700)
	NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS				$10,983

CME - Chicago Mercantile Exchange

ERX - Eurex Exchange

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018

Assets:
Investments in Securities at Value (Identified cost $6,590,545)	$7,051,260
Cash	11,186,465
Dividend and Interest Receivable	23,486
Total Assets	18,261,211

Liabilities:
Swap Depreciation	81,761
Accrued Advisory Fees	13,230
Payable to Related Parties	11,258
Distribution (12b-1) Fees Payable	103
Accrued Expenses and Other Liabilities	21,102
Total Liabilities	127,454

Net Assets	$18,133,757

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest authorized; 48,558 shares of beneficial interest outstanding)	$463,861
Net Asset Value and Redemption Price Per Share (a) ($463,861/48,558 shares of beneficial interest outstanding)	$9.55
Offering Price Per Share ($9.55/0.9525)	$10.03

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 1,832,494 shares of beneficial interest outstanding)	$17,669,896
Net Asset Value, Offering and Redemption Price Per Share (a) ($17,669,896/1,832,494 shares of beneficial interest outstanding)	$9.64

Composition of Net Assets:
At June 30, 2018, Net Assets consisted of:
Paid-in-Capital	$17,851,832
Accumulated net investment loss	(97,029)
Accumulated net realized gain from investments and swaps	—
Net unrealized appreciation (depreciation) on:
Investments	460,715
Swaps	(81,761)
Net Assets	$18,133,757

(a)	The Fund charges a fee of 1% on redemptions of shares held for less than 30 days.

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

Investment Income:
Dividend Income	$64,776
Interest Income	137,344
Total Investment Income	202,120

Expenses:
Investment advisory fees	379,588
Distribution (12b-1) fees	1,335
Transfer agent fees	44,441
Administrative services fees	44,289
Accounting services fees	30,894
Legal fees	26,466
Compliance officer fees	26,237
Audit fees	19,870
Registration fees	15,081
Trustees’ fees and expenses	11,305
Printing and postage expenses	10,529
Custodian fees	10,155
Shareholder servicing fees	3,148
Insurance expense	627
Other expenses	4,425
Total Expenses	628,390
Less: Fee Waived by Adviser	(189,229)
Net Expenses	439,161
Net Investment Loss	(237,041)

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:
Net Realized Gain (Loss):
Investments	33,263
Swaps	(465,610)
Total net realized loss on investments and swaps	(432,347)

Net Change in Unrealized Appreciation:
Investments	312,947
Swaps	132,008
Total net change in unrealized appreciation	444,955

Net Realized and Unrealized Gain on Investments and Swaps	12,608

Net Decrease in Net Assets Resulting From Operations	$(224,433)

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Operations:
Net Investment loss	$(237,041)	$(230,008)
Net realized loss from investments and swaps	(432,347)	(271,536)
Net change in unrealized appreciation (depreciation) on investments and swaps	444,955	(46,400)
Net Decrease in Net Assets Resulting From Operations	(224,433)	(547,944)

Distributions to Shareholders From:
From net realized gain:
Class A ($0.07 and $0.00 per share, respectively)	(4,110)	—
Class C ($0.07 and $0.00 per share, respectively) *	(1)
Class I ($0.07 and $0.00 per share, respectively)	(136,832)	—
Net decrease in net assets from distributions to shareholders	(140,943)	—

Capital Share Transactions:
Class A
Proceeds from Shares Issued (1,048 and 12,076 shares, respectively)	10,000	120,393
Distributions Reinvested (426 and 0 shares, respectively)	4,110	—
Redemption Fee Proceeds	—	5
Cost of Shares Redeemed (21,375 and 59,925 shares, respectively)	(207,624)	(596,062)
Total Class A	(193,514)	(475,664)

Class C *
Distributions Reinvested (0 and 0 shares, respectively)	1	—
Cost of Shares Redeemed (11 and 0 shares, respectively)	(98)	—
Total Class C	(97)	—

Class I
Proceeds from Shares Issued (5,094 and 1,306,246 shares, respectively)	49,945	13,001,627
Distributions Reinvested (3,868 and 0 shares, respectively)	37,635	—
Redemption Fee Proceeds	—	39
Cost of Shares Redeemed (215,198 and 355,773 shares, respectively)	(2,101,266)	(3,573,380)
Total Class I	(2,013,686)	9,428,286

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,207,297)	8,952,622

Total Increase (Decrease) in Net Assets	(2,572,673)	8,404,678

Net Assets:
Beginning of Year	20,706,430	12,301,752
End of Year +	$18,133,757	$20,706,430

+ Includes accumulated net investment loss of:	$(97,029)	$(666,816)

*	The Class C Shares ceased operations March 19, 2018.

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund - Class A
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout the periods presented.

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015 (1)

Net Asset Value, Beginning of Period	$9.76	$10.17	$11.19		$10.00
From Operations:
Net investment loss (2)	(0.14)	(0.19)	(0.18)		(0.22)
Net gain (loss) from investments and swaps (both realized and unrealized)	0.00 *	(0.22)	(0.28)		1.41
Total from operations	(0.14)	(0.41)	(0.46)		1.19

Less Distributions:
From realized gains	(0.07)	—	(0.00	) *	—
From net investment income	—	—	(0.56)		—
Total Distributions	(0.07)	—	(0.56)		—

Paid in capital from redemption fees	—	0.00 *	0.00	*	—

Net Asset Value, End of Period	$9.55	$9.76	$10.17		$11.19

Total Return (3)	(1.44)%	(4.03)%	(4.30)%		11.90	% (6)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$464	$668	$1,183		$1,081

Ratio of gross expenses to average net assets (4)	3.47%	3.97%	4.60%		5.64	% (5)
Ratio of net expenses to average net assets	2.50%	2.50%	2.50%		2.50	% (5)
Ratio of net investment loss to average net assets	(1.47)%	(1.91)%	(1.72)%		(2.32	)% (5)
Portfolio turnover rate	44%	26%	45%		0	% (6)

*	Less than $0.01 per share

(1)	Class A commenced operations August 29, 2014.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund - Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout the periods presented.

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015 (1)

Net Asset Value, Beginning of Period	$9.83	$10.22	$11.21		$10.00
From Operations:
Net investment loss (2)	(0.12)	(0.16)	(0.16)		(0.19)
Net gain (loss) from investments and swaps (both realized and unrealized)	0.00 *	(0.23)	(0.27)		1.40
Total from operations	(0.12)	(0.39)	(0.43)		1.21

Less Distributions:
From realized gains	(0.07)	—	(0.00	) *	—
From net investment income	—	—	(0.56)		—
Total Distributions	(0.07)	—	(0.56)		—

Paid in capital from redemption fees	—	0.00 *	0.00	*	—

Net Asset Value, End of Period	$9.64	$9.83	$10.22		$11.21

Total Return (3)	(1.23)%	(3.82)%	(3.98)%		12.10	% (6)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$17,670	$20,038	$11,118		$7,235

Ratio of gross expenses to average net assets (4)	3.22%	3.60%	4.23%		5.39	% (5)
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%		2.25	% (5)
Ratio of net investment loss to average net assets	(1.21)%	(1.61)%	(1.52)%		(2.07	)% (5)
Portfolio turnover rate	44%	26%	45%		0	% (6)

*	Less than $0.01 per share

(1)	Class I commenced operations August 29, 2014.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying consolidated notes to financial statements.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.	ORGANIZATION

Cane Alternative Strategies Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on August 29, 2014.

The Fund is the successor to the Cane Global Master Fund, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by Cane Capital Management, LLC (the “Adviser”), and had substantially similar investment objectives and strategies to those of the Fund. The Predecessor Fund was not registered as a mutual fund under the 1940 Act, and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 946 “Financial Services – Investment Companies,” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among other things, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$4,071,107	$—	$—	$4,071,107
U.S. Government & Agency	—	1,982,383	—	1,982,383
Short-Term Investments	—	997,770	—	997,770
Total Assets	$4,071,107	$2,980,153	$—	$7,051,260
Liabilities - Derivatives
Swaps Contracts	$—	$81,761	$—	$81,761
Total Liabilities	$—	$81,761	$—	$81,761

The Fund did not hold any Level 3 securities during the year ended June 30, 2018.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended June 30, 2018.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Consolidated Portfolio of Investments for Industry Classification.

Consolidation of Subsidiaries – CAS Fund Limited (“CAS”) – In order to achieve its investment objectives, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned subsidiary, CAS, incorporated under the laws of the Cayman Islands. CAS acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Fund’s Prospectus and Statement of Additional Information. The consolidated financial statements of the Fund include the investment activity and financial statements of CAS. All intercompany balances and transactions have been eliminated in consolidation.

For tax purposes, CAS is an exempted Cayman investment company. CAS has received an undertaking from the government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, CAS is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, CAS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Inception Date of	CAS Net Assets at	% Of Fund Net Assets at
CAS	June 30, 2018	June 30, 2018
8/29/2014	$ 2,329,627	12.85%

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, commodity risk, and/or counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

CAS maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. As of June 30, 2018, the notional value of the swap was $8,043,190. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Adviser will reduce exposure to the counterparty whenever that exposure exceeds 10% of the net assets of the Fund for a period of one week or such lesser time as the Adviser may determine. If the Adviser determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2018:

	Liability Derivatives
		Unrealized
Derivative Investment Type	Location	Depreciation
Total Return Swap - Various Risk	Swap Depreciation	81,761

The following is a summary of the Fund’s derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended June 30, 2018:

		Total for the
		Year Ended
Derivative Investment Type	Location	June 30, 2018
Total Return Swap - Various Risk *	Net realized loss on swaps	$(465,610)
Total Return Swaps - Various Risk *	Net change in unrealized deprecation on swaps	132,008
Total		$(333,602)

*	The Fund entered into transactions with Societe Generale to swap the performance of a propriety index, for which the Adviser served as the trading advisor, for a 0.50% + USD-LIBOR-BBA fee, subject to an $8,000 monthly minimum. The swap included exposure to derivatives on currencies, commodities, equities and interest rates.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity of the Fund. The year-end notional value also serves as an indicator of the volume of the derivative activity of the Fund.

Offsetting of Financial Assets and Derivative Assets – The Fund’s policy is to recognize a net asset or liability equal to the net unrealized appreciation or depreciation on swaps. The Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2018 for the Fund.

Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Liabilities:				Liabilities
		Gross Amounts Offset	Net Amounts of Liabilities
	Gross Amounts of	in the Consolidated	Presented in the
	Recognized	Statement of Assets &	Consolidated Statement of	Financial	Cash Collateral
Description	Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged *	Net Amount
Swap Contracts	$(81,761)	$—	$(81,761)	$—	$81,761	$—
Total	$(81,761)	$—	$(81,761)	$—	$81,761	$—

*	Cash pledged in table above is capped by the recorded investments balance related to the swap as of June 30, 2018. Total collateral held by the Fund as of June 30, 2018 was in the form of cash held by CAS, $1,804,312, as presented as cash on the Consolidated Statement of Assets and Liabilities. The amount presented on the Consolidated Statement of Assets and Liabilities includes cash held by the Fund which has not been pledged as collateral.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy. As of June 30, 2018, the Fund had cash on deposit with MUFG Union Bank of $11,186,145 representing 61.69% of net assets.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Cane Capital Management, LLC serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the average daily net assets. For the year ended June 30, 2018, the Fund incurred management fees of $379,588.

The Adviser has contractually agreed to waive all or part of its management fees and/or reimburse expenses to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) at least until October 31, 2018, so that the total annual operating expenses of the Fund do not exceed 2.50% and 2.25% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in place at time of waiver, within three years of when the amounts were waived, if such recoupment can be achieved within the lesser of the foregoing expense limits as the expense limit in place at the time of recoupment. During the year ended June 30, 2018, the Adviser waived fees of $189,229. Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $576,073 and the amounts will expire as follows: on June 30, 2019 - $195,522, June 30, 2020 - $191,322 and June 30, 2021 $189,229.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. No such fees are payable with respect to Class I. During the year ended June 30, 2018, the distribution fees accrued under the Plan amounted to $1,335 for Class A.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor did not receive any underwriting commissions for the year ended June 30, 2018.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2018, amounted to $1,994,473 and $2,109,753, respectively.

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their after holding them for less than 30 days. For the year ended June 30, 2018 the Fund imposed $0 in redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$6,590,545

Unrealized Appreciation	$740,373
Unrealized Depreciation	(361,419)
Tax Net Unrealized Appreciation	$378,954

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2018	June 30, 2017
Ordinary Income	$—	$—
Long-Term Capital Gain	140,732	—
Return of Capital	211	—
	$140,943	$—

As of June 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(97,029)	$—	$—	$378,954	$281,925

The difference between book basis and tax basis accumulated net investment income loss, accumulated net realized gain/(loss), and unrealized appreciation from investments is primarily attributable to the Fund’s holding in CAS Fund Limited.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $97,029.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, and short-term capital gains, the reclassification of Fund distributions, and tax adjustments for real estate investment trusts and the Fund’s holding in CAS Fund Limited, resulted in reclassifications for the fiscal year ended June 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,265,404)	$806,828	$458,576

Cane Alternative Strategies Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Continued)

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2018 David T. Bollinger and UBS Financial Services, Inc. FBO held 33.14% and 26.78% of the Fund’s outstanding voting shares, respectively, and may be deemed to control the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following. The Board determined, based on the recommendation of the Fund’s Adviser, that it was in the best interests of the Fund and its shareholders that the Fund cease operations. The Fund paid a Long Term Capital Gain Distribution of $0.3509 per share on ex-date 8/10/2018 with a record date of 8/9/2018. The Board determined to close the Fund and redeem all outstanding shares on August 16, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Cane Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cane Alternative Strategies Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from August 29, 2014 (commencement of operations) through June 30, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period August 29, 2014 through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and counterparty. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2013.

Philadelphia, Pennsylvania

August 29, 2018

CANE ALTERNATIVE STRATEGIES FUND
DISCLOSURE OF FUND EXPENSES
June 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	(1/1/18)	(6/30/18)	(1/1/18 to 6/30/18)
Actual
Class A	$1,000.00	$985.60	$12.31
Class I	$1,000.00	$986.70	$11.08
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,012.40	$12.47
Class I	$1,000.00	$1,013.64	$11.23

*	Expenses are equal to the average account value over the six month period, multiplied by the Fund’s annualized expense ratios for the six month period of 2.50% and 2.25% for Class A and Class I, respectively, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Cane Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010- 2013).

*	As of June 30, 2018, the Trust was comprised of 34 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Cane Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011- 2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006- 2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-382-6455.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-382-6455.

INVESTMENT ADVISER
Cane Capital Management, LLC
8440 Jefferson Hwy, Suite 402
Baton Rouge, LA 70809

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $16,000

2017 – $16,000

(b)	Audit-Related Fees

2018 - None

2017 – None

(c)	Tax Fees

2018 - $2,500

2017 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,500

2017 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 9/10/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 9/10/2018

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/10/2018